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                                                                Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made as part of this Registration Statement on Form S-4 of International Logistics Limited.


December 18, 1997                       /s/ Arthur Andersen LLP
                                     -------------------------------
                                         ARTHUR ANDERSEN LLP